UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Representatives of SunTrust Banks, Inc. (the “Registrant”) are scheduled to make a presentation at the 2007 UBS Global Financial Services Conference on Tuesday, May 15, 2007 at approximately 11:40 AM Eastern Time. James M. Wells III, President and Chief Executive Officer, and Mark A. Chancy, Corporate Executive Vice President and Chief Financial Officer, of SunTrust Banks, Inc. will make SunTrust’s presentation. A copy of the slide package to be used by the Registrant at this conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Such slide package will also be available on the Registrant’s web site at www.suntrust.com. Information contained on the Registrant’s website is expressly not incorporated by reference into this Current Report on Form 8-K.

Representatives of the Registrant are scheduled to make a presentation at the Lehman Brothers Financial Services Conference in London on Thursday, May 17, 2007 at approximately 9:40 AM Eastern Time. Mark A. Chancy, Corporate Executive Vice President and Chief Financial Officer, of SunTrust Banks, Inc. is expected to make SunTrust’s presentation. A copy of the slide package to be used by the Registrant at this conference is substantially the same as that to be used at the UBS conference, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. All information in the slide package speaks as of the date thereof and the Registrant does not assume any obligation to update said information in the future. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 8.01 Other Events.

On May 15, 2007, the Registrant issued a news release announcing a series of initiatives representing an acceleration and expansion of initiatives to enhance shareholder value in three key categories: efficiency and productivity, SunTrust’s ownership of Coca-Cola common stock, and capital optimization/balance sheet management. A copy of the news release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide package to be presented on May 15, 2007 (furnished with the Commission as a part of this Current Report on Form 8-K).

99.2	News release dated May 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: May 15, 2007.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Group Vice President